Exhibit 10.20I

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

THIRTEENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Thirteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Comcast Cable Communications Management, LLC, a Delaware Limited Liability Company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated March 17, 2004 (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer desires to add Full Color processing to the Direct Solutions (print and mail) fees; therefore, Schedule F, Section III.A.II under CSG SERVICES shall be amended to include the following fee for Full Color processing:

Description of Item/Unit of Measure	Frequency	Fee
E. Full Color Processing – Front and/or Back Side of Each Physical Page (Note 18)

• * – *,***,*** ******* ******** ***** *** *****	******** ****	$*.****

• *,***,*** – **,***,*** ******* ******** ***** *** *****	******** ****	$*.****

• **,***,*** – **,***,*** ******* ******** ***** *** *****	******** ****	$*.****

• **,***,*** – **,***,*** ******* ******** ***** *** *****	******** ****	$*.****

• **,***,*** * ******* ******** ***** *** *****	******** ****	$*.****

F. Full Color Processing – Ad Pages (Note 19)	******* ****	*****

Note 18: Full Color is available on both sides of each physical statement page. *** *** ***** ** ******** ******* ********’* ***** ******** **** ***** ** * ******* ***** ********** ** *** ****** ****** ** ******** ***** **** ******** ***** ********** (*.*. *** *** ** ******** ******* *** ******** **** ******** ***** ** ***) “**** ***** ********** ***”. The parties agree to execute a separate Statement of Work (“SOW”) for the development and implementation of Full Color ***** *** ******** #*******.

Note 19: *** ************* ******** *** ******* **** ********** ****** ** *** ***** *** ** ***** *** *****/***** ***** **********, ***** ** ********* ** ******** * ** **** *********. **** ********* ** ******** ********** ** **** ***** **********, **** ***** ** **** ******* ***** ** ******** ******** ** **** ******* *., ***** **** ****** ****** ** ********.

2.	******** ***** ** ******* ** *** ********* ******** ******** (*** “******* **********”) ********** ** **** ***** **********:

• ****/**** ******** **** **** ***** ********** ***** (************ ** *** ******** ******* ******** **, ****)	$*,***,***

• **** ******** **** **** ***** ********** ***** (******** **, **** ******* ******** **, ****)	$*,***,***

• **** ******** **** **** ***** ********** ***** (******** **, **** ******* ******** **, ****)	$***,***

************ ** *** ******* ********** ***** ** ********** ** *** ******** *** ****** ****** ******* *** *** **** ***** ********** *** ** ******* ** ********* * ***** *** *** ********** ******** **** ******. ** ********, ** *** ***** *** ********** **** ******* ***** *****/***** ***** ********** ** ******** ** ********* * *****, **** “********” **** ***** ********** *** ******* ***** **** ** **** *** ******** ** ********** *** ******* **********. ** *** ***** *** ******* ********** ******* *** ****** ****** ****** ********* *** “********” **** ***** ********** *** *** ********** ******* ***** *****/***** ***** ********** ** ******* ** ********* *, *** ***** ****** *** ******* ******* ** ********* * ***** *** *** ******** *********** ******. ** *** ***** ******** ** ***** ***** ** *** ******* **********, **** *** ***** ******* ******** *** ****** ******** ** **** *** ******* **********. ** *** ***** ********’* ****** ****** ******, ********* *** “********” **** ***** ********** *** *** ********** ******* ***** *****/***** ***** ********** ** ******* ** ********* *, ******* *** ******* **********, **** *** ****** ** ***** *** ****** ****** ****** ********* *** “********” **** ***** ********** *** *** ********** ******* ***** *****/***** ***** ********** ** ******* ** ********* *, ******* *** ******* ********** **** ** **** ** **** ******* *** ******* ********** ** *** ********* ******** **** ******. All invoices shall be paid in accordance with the payment terms set forth in the Agreement. For clarity, the following examples are offered:

a)	****** *** ******** ****** ****/****, ******** ** ******** $*,***,*** ** ****** **** ***** ********** ****. *** ******* ********** ** $*,***,*** *** *** ***** ** ******** ** ******* ******** ** ********** $***,*** ***** ***** ** ******** **/**/****.

b)	****** *** ******** ****** ****/****, ******** ** ******** $*,***,*** ** ****** **** ***** ********** ****. *** ******* ********** ** $*,***,***. ********’* ******* ********** *** *** **** ******** **** ****** ***** ** ******* ** $***,*** ** $*,***,***. ********’* ****** **** ***** ********** **** ** *** **** ******** **** ****** **** $*,***,***. *** ***** ** ******** ** ******* ******** ** ********** $***,*** ***** ***** ** ******** **/**/****.

3.

***’* ******* ****** *** ******* ******** ** *** **** ** *** ******** ***** ******* *** **** ** *** ******* *****. ****, *** ******** **, **** ******* **** ********* *** ******** ********* **** ******** **, **** ******* ******** **, ****. ** *** ***** *** *** ***** ** *** **** ***** ********** **** *** *** ********** ******* *** ***** ** ********* * ***** *** *** ********** ** **** *** ******* ********** *** *** ********** ******, *** ***** ********* *** ****** ****** ** ********* ***** **** **** ******* **** **** ***** *** *** ****** **** ******** **** ******* ******** **** ** *** ********** ****** (“******** ***********”), ********* *** **** ***** ********** **** *** **** ********* **** ****** *** ******* **** ****** ** ** ** *** **** ******** ** ******** *** ******** ** *********** ** ******** *** *** ******* ********** *** *** ********** ******. *******, ** *** ***** ** ********* * *****, ** ** ******** *********** ****** *** *** ** ******** ********** ***** ***** ***** ***** ********** ** *** **** ****** *** ******** *********** ****** ******** ** ********* * *****, *** ***** ******* *** ******* **** ***** **** **** ******** *** ***** ********** ******* ***** *****/***** ***** ********** *** **** “********” ******* **** ** ******** *** ******** ** *********** ** ******** *** ********* *** ******* **********. *******, ** *** ******** *********** ** *********, *** ******* **** ** *** ******** *********** ** **** *** ***** *******’ ******* ********** **** *** ** ******** *** ********* ** *** *********** ** ********* ** *** ******* ********** ** *** ** *** ************ ********** ******.

4.	** ************* ** *** ********* **** ***** **********, ******** ****** **** *** ***** ******** ** ** *** ********* ******** ** ***** *** **** ******** *** ********* ***********, ***** *****

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** ******* ***** ********* *********** *** ***** *** ******** *** ********, *** *** ******** ** *** *********. ** *** ***** *** ********* ******* ** ** ********** ***** ** ***** ******* ** *** ******* ********** ******** ** ******* * ** **** *********, ******** ****** ** ** ****** *** *** *** *********** ****** ***** ******* **********.

5.	******** **** ****** **** *** ***** ******* ****** **** *** ******** *. ******** *********** ********* *** ******** ** ** ******* ** ********** *. (**) ******** ********* ******* ** *** ***** *** ****** ********* ***** ******** ***** ******* ********** **** ****** ** ****** ** ******* ******* (***) ** *** ***** ******* ********* ****** *** **** *****. *** **** ******, *** ***** ** ******** ** ** ********** *********** (**) ***** ** ******* **** ***** *** ** ********** *********** (**) ***** ** ******* *** ***** ****** *********** ********* *** ******** *****. ** ** *******, ** ********’* ****** ********* ***** ** *** ***** *** ***,*** ******* ********** **** ***,*** ******* ********** ********* *****, ********* ********** ********* **** ****** ** **.**% ** ***** ******* ********* ****** *** **** ***** (***,*** ******* ** ***,***). *********, *** ***** ** ******** ** * ***** ** ***** ******** **** **** *********** (**) ***** ** ******* *** ****** ********* ***** ** **** ** ** ********** *********** (**) ***** ** ******* **** ** *** *****, ****** *** ***** ********* ****** ********** ** *** ******* *** ***** ******. ** * ***** ** *************, ** ** ***** **** *** *********** ******** *** ********* ******* *** *** ********** ***** ** ******** **** **** *********** (**) *****.

6.	******** ************ **** *** ******* ******* (****) ** ********’* ******* ********* ******, *** ********’* *********** ********** ** ***’* ******* ********, **** ** ******** *** ** *** *** ********** ********. *******, ****** ** ***** ******* ********** ** ***’* ******** ******** ****, ** ** *** ***** ** ** ********** ** ********* ****** **** ********* ******** ** **** ***** *** ***** ***’* ********** **** ******** *, *********** ********* *** ******** ** ** ******* ** ********** *. (**) ******** ********* *******, ******** ************ *** ****** **** ****** **** ******, ********** **** ** ******* ***** *****/***** ***** **********. ******** ***** *** ** ******* *** **** ***** ********** *** *** *** ********** ******* ***** *****/***** ***** **********. *******, *** ******** ** ********** *** ******* **********, *** ***** ******* *** **** ***** ********** *** ******* **** ***** **** **** ******** *** ***** ********** **** **** ******* ***** *****/***** ***** ********** *** **** “********” **** ***** ********** *** ******* **** ** ******** *** ******** ** *********** ** ******** *** ********* *** ******* **********.

7.	The parties acknowledge and agree that, as at the date of execution of this Amendment, they have initiated negotiations for the purpose of amending and restating the Agreement (the “2008 Agreement”). The parties intend that the terms of the 2008 Agreement shall supersede and replace the terms of the Agreement.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Andrew J. Baer	By:	/s/ Peter E. Kalan
Name:	Andrew J. Baer	Name:	Peter E. Kalan
Title:	SVP & CIO	Title:	CEO
Date:	May 22, 2008	Date:	May 29, 2008

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES